Putnam
High Income
Convertible and
Bond Fund

ANNUAL REPORT

August 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "[Putnam High Income Convertible and Bond Fund] withstood the stock market's recent stumble better than most of its convertible-fund rivals. With about 60% of assets in high-yielding -- and thus bondlike -- convertibles and the remainder in junk bonds, the fund holds up better than most of its peers when stocks falter."

                        -- Morningstar Closed-End Funds, August 9, 1996

CONTENTS

4      Report from Putnam Management

8      Fund performance summary

11     Portfolio holdings

24     Financial statements


From the Chairman

Dear Shareholder:

Unlike many other income-oriented investments, both convertibles and lower-rated high-yield bonds thrive on a vibrant economy. For the former, the reason is their potential convertibility into the underlying common stock of the issuing company; for the latter, it is because they are almost always issued by companies under some pressure to maintain steady cash flows. There is nothing like a strong economy to bolster the stock market and fill company coffers.

Vigorous economies also invite higher interest rates and, in turn, rising inflation, conditions not always friendly to the performance of other income-oriented securities. Thus was the case midway through Putnam High Income Convertible and Bond Fund's fiscal year. When several key indicators suggested that the economy was still advancing at a rather rapid clip, the bond market underwent a significant downturn.

Because of its portfolio orientation, however, your fund was among the beneficiaries of the prevailing market environment during the 12 months ended August 31, 1996. In the report that follows, your fund's management team discusses the year's performance and takes a look at the fiscal year ahead.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

October 16, 1996



Report from the Fund Managers
Charles G. Pohl, lead manager
Jennifer E. Leichter

August 31, 1996, marked the end of Putnam High Income Convertible and Bond Fund's 1996 fiscal year -- a year that saw your fund post solid total returns of 10.63% at market price and 9.15% at net asset value, while maintaining its emphasis on producing high current income. (Please refer to the tables on pages 8 and 9 for complete performance information.) Strong stock market performance throughout most of the fiscal year boosted the overall convertible-securities market. Your fund also benefited from the fact that high-yield corporate bonds outperformed all other domestic fixed-income sectors over the period.

* TECHNOLOGY, HEALTH CARE HIGHLIGHT CONVERTIBLE HOLDINGS

To a great extent, your fund exists to capitalize on a market anomaly. Most professional convertible investors tend to sell their holdings when the price of the underlying stock declines dramatically. This selling activity drives down the price of the convertible which, in turn, drives up its yield and generally makes the security attractive to value-conscious income-oriented investors. That is where we come in. July's stock market correction created just such a set of circumstances and produced a multitude of exceptional investment opportunities for your fund, especially in the technology and health-care sectors.

Prior to the correction, the fund had been underweighted in technology relative to the sector's representation in the overall convertible market. (Putnam's research estimated that technology made up approximately 20% of the convertible market at the end of the fiscal year.) The market decline enabled us to add such high-quality companies as National Semiconductor, which is upgrading its mix of microchip products to meet the growing demand for multi-component, high-performance semiconductors.

In addition, we added investments in companies such as Ivax, a manufacturer of generic drugs. The company posted weaker-than-expected earnings for the quarter ended June 30, 1996, causing its stock price to fall. Ivax's convertible was then available with a current yield of approximately 9%, which meets the fund's current yield criterion for investment candidates. We believe the company's financial structure and business plan are sound. And satisfactory corporate financial characteristics supporting a generous yield are the key criteria we focus on in selecting investments.

A health-care holding with an investment profile similar to that of Ivax is Healthsource, a health maintenance organization. During calendar 1996, a series of disappointing earnings reports caused Healthsource's stock price to drop from a high of 40 7/8 to as low as 9 3/4. Prior to that, the company had posted consistently higher earnings. Healthsource's convertible bonds were trading at yields approaching 11.5%, so we made a substantial investment and it is now a core holding in the fund. While we can never provide assurances, we believe it is likely that Healthsource may resume its pattern of earnings growth in the near future. While these securities, along with the others discussed in this report, were viewed favorably at the end of the fiscal year, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC CHARTS OMITTED: (1) TOP FIVE CONVERTIBLE HOLDINGS &
(2) TOP FIVE CORPORATE HIGH-YIELD HOLDINGS]

TOP FIVE CONVERTIBLE HOLDINGS

Banamex 11.0% convertible, 2003
Banking

Atlantic Richfield $2.23 convertible preferred
Petrochemical refining and marketing

Exide Corp. 2.9% convertible, 2005
Auto and industrial batteries

National Semiconductor 6.5% convertible, 2002
Semiconductor manufacturing

Softkey International 5.5% convertible, 2000
Computer software


TOP FIVE CORPORATE HIGH-YIELD HOLDINGS

Transtexas Gas Corp. 11.5%, 2002
Natural gas exploration and development

Key Plastics Corp. 14.0%, 1999
Auto parts manufacturing

MacAndrews & Forbes Holdings 13.0%, 1999
Conglomerate with interests in cosmetics, publishing, and retailing

Talley Industries 12.25% stepped coupon, 2005
Conglomerate with interests in aerospace and industrial and consumer products

PSF Finance 12.0% stepped coupon, 2003
Finance subsidiary of pork processor

Footnote reads:
Top holdings are as of 8/31/96 and represent 14.3% of the fund's net assets. Holdings will vary over time.

One convertible position that proved somewhat disappointing over the period was the exchangeable note issued Atlantic Richfield, which is convertible into shares of Lyondell Corporation. The company's performance lagged due to interim price declines for ethylene, a base chemical used in many commodity plastics and a major product for Lyondell. Lyondell is a commodity chemical company and, as such, is subject to the cyclical nature of that marketplace.

* SEVERAL FACTORS COMBINE TO BOOST HIGH-YIELD MARKET

We believe several factors were responsible for the high-yield market's strong relative performance over the fiscal year. First, the technical, or supply and demand, condition of the market was conducive to rising bond prices. According to AMG Data Services, cash flows into high-yield bonds -- the principal measure of investor demand -- have been substantial, averaging upward of $200 million to $300 million per week over the past year.

Mergers and acquisition activity also bolstered high-yield performance. Most recently, MFS Communications -- one of the largest issuers in the high-yield market -- was purchased by WorldCom, the nation's fourth largest long-distance carrier. Given the substantial price appreciation in the fund's investment in MFS, we took profits on the bonds during the fiscal year's second half. MFS is the leading provider of alternative local telephone services to business customers.

Numerous high-yield issuers became publicly traded companies during the period, providing a further boost to the market. One noteworthy example from the portfolio was Loehmann's, a long-standing holding. Loehmann's successful initial public stock offering during the spring enabled it to refinance all of its outstanding debt. The company called in all of its existing high-yield bonds -- which entailed purchasing the bonds at a premium to face value -- enabling the fund to realize considerable gains on many of its investments.

Finally, Putnam's research confirmed that continuing economic strength, resulting in solid corporate earnings, contributed to an extremely low default rate of less than 1% of the overall high-yield market during the period.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (8/31/96)

Common stocks (including warrants)   --  1.2%

Preferred stocks                     --  2.6%

Corporate high-yield bonds           -- 34.1%

Convertible securities               -- 55.3%

Other                                --  6.8%

Footnote reads:
Based on total market value of assets. Composition will vary over time.

One area of underperformance during the period was the fund's telecommunications holdings. With the passage of the landmark telecommunications bill last February, telecom companies launched aggressive financing plans to enable them to compete effectively with telephone companies. While we believe this legislation fundamentally improved the business environment for the telecom industry, the oversupply of telecom bonds placed a drag on the sector's performance which we believe will be temporary.

* CONTINUED FOCUS ON VALUE BACKED BY SUPPORTIVE FINANCIAL POSITIONS

Despite recent debate regarding a possible increase in the target for short-term interest rates by the Federal Reserve Board, we consider the overall rate environment to be relatively benign at present. Although we can't make predictions, we believe it is unlikely that any near-term Fed increases will signal the beginning of a series of increases. While the economy continues to exhibit strength, we believe it is not so strong as to justify an aggressively restrictive monetary policy by the Fed.

If the pace of economic activity begins to slow as we move into calendar 1997, this could put pressure on the operations of many of the smaller companies that issue convertibles. Accordingly, we will, as always, continue to closely monitor economic indicators in the months to come. We will, moreover, continue to capitalize on opportunities to upgrade the quality of the portfolio by investing in securities that we believe offer considerable value and are issued by companies that, in our view, have solid credit profiles.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/96, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in an issuer's business or financial condition, or in general economic conditions, may impair the issuer's ability to pay principal and interest on its bonds.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam High Income Convertible and Bond Fund is designed for investors aggressively seeking high current income through a portfolio of high-yielding convertible and debt securities with potential for capital appreciation.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 8/31/96

                                  Merrill Lynch  First Boston  Consumer
                         Market  All-Convertible  High-Yield     Price
                   NAV   price      Index*        Bond Index     Index
-----------------------------------------------------------------------
1 year            9.15%  10.63%     11.30%          10.15%       2.88%
-----------------------------------------------------------------------
5 years         103.31  115.30      91.95           83.10       15.15
Annual average   15.25   16.58      13.92           12.85        2.86
-----------------------------------------------------------------------
Life of fund
(since 7/9/87)  171.26  171.39         --          167.03       38.59
Annual average   11.52   11.53         --           11.30        3.63
-----------------------------------------------------------------------
* Index began on 12/31/87

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                            Market
                     NAV     price
-----------------------------------------------------------------------
1 year             10.15%    13.34%
-----------------------------------------------------------------------
5 years           106.16    106.66
Annual average     15.57     15.62
-----------------------------------------------------------------------
Life of fund
(since 7/9/87)    177.54    180.09
Annual average     11.69     11.80
-----------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in an issuer's business or financial condition, or in general economic conditions, may impair the issuer's ability to pay principal and interest on its bonds.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 8/31/96

-----------------------------------------------------------------------
Distributions (number)     12
-----------------------------------------------------------------------
Income                 $0.852
-----------------------------------------------------------------------
Total                  $0.852
-----------------------------------------------------------------------
Share value:              NAV     Market price
-----------------------------------------------------------------------
8/31/95                 $9.49        $10.000
-----------------------------------------------------------------------
8/31/96                  9.48         10.125
-----------------------------------------------------------------------
Current return:           NAV     Market price
-----------------------------------------------------------------------
End of period
Current dividend
rate1                   8.99%           8.41%
-----------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

The Merrill Lynch All-Convertible Index* is an unmanaged list of convertible securities commonly used as a measure of performance for the convertible market.

The First Boston High-Yield Bond Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's(registered trademark) and Moody's. The average quality of bonds included in the index may be lower than the average quality of those bonds in which the fund customarily invests.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended August 31, 1996

To the Trustees and Shareholders of
High Income Convertible and Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Convertible and Bond Fund (the "fund") at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at August 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

October 17, 1996




Portfolio of investments owned
August 31, 1996

CONVERTIBLE BONDS AND NOTES  (45.8%) *
PRINCIPAL AMOUNT                                                                                               VALUE

Aerospace  (1.7%)
--------------------------------------------------------------------------------------------------------------------
       $2,450,000  UNC, Inc. cv. sub. deb. 7 1/2s, 2006                                                  $ 2,192,750

Aerospace and Defense  (1.7%)
--------------------------------------------------------------------------------------------------------------------
        2,450,000  Rohr Industries, Inc. cv. sub. deb. 7s, 2012                                            2,146,813

Automotive  (3.8%)
--------------------------------------------------------------------------------------------------------------------
        4,500,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          2,677,500
        2,750,000  Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                              2,158,750
                                                                                                       -------------
                                                                                                           4,836,250

Banks  (3.4%)
--------------------------------------------------------------------------------------------------------------------
        3,395,000  Banamex 144A cv. jr. bonds 11s, 2003                                                    3,403,488
          832,000  Banco Nacional de Mexico SA cv. bonds 7s, 1999 (Mexico)                                   773,760
          108,000  Banco Nationale de Mexico 144A cv. company guaranty 7s, 1999 (Bahamas)                    100,440
                                                                                                       -------------
                                                                                                           4,277,688

Broadcasting  (1.3%)
--------------------------------------------------------------------------------------------------------------------
        3,500,000  Comcast Corp. cv. notes 1 1/8s, 2007                                                    1,596,875

Business Equipment  (0.3%)
--------------------------------------------------------------------------------------------------------------------
          550,000  U.S. Office Products Co. 144A  cv. sub. notes 5 1/2s, 2003                                451,000

Computer Equipment  (1.9%)
--------------------------------------------------------------------------------------------------------------------
          600,000  Conner Peripherals, Inc. cv. sub. deb. 6 1/2s, 2002                                       636,750
        2,500,000  Maxtor Corp. cv. sub. deb. 5 3/4s, 2012                                                 1,700,000
                                                                                                       -------------
                                                                                                           2,336,750

Computer Software  (0.4%)
--------------------------------------------------------------------------------------------------------------------
          500,000  MacNeal-Schwendler cv. sub. deb. 7 7/8s, 2004                                             455,000

Computers  (2.0%)
--------------------------------------------------------------------------------------------------------------------
        3,200,000  Softkey International, Inc. 144A cv. sr. notes 5 1/2s, 2000                             2,560,000

Consumer Services  (0.7%)
--------------------------------------------------------------------------------------------------------------------
          900,000  National Education Corp. cv. sub. deb. 6 1/2s, 2011                                       823,500

Electrical Equipment  (1.1%)
--------------------------------------------------------------------------------------------------------------------
        1,400,000  Magnetek, Inc. cv. deb. 8s, 2001                                                        1,354,500

Electronics  (4.1%)
--------------------------------------------------------------------------------------------------------------------
          300,000  Diagnostic Retrieval System cv. sr. sub. deb. 9s, 2003                                    400,500
        3,000,000  National Semiconductor cv. deb. 144A  6 1/2s, 2002                                      2,640,000
          750,000  Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                                    597,188
        1,700,000  Richardson Electronics Ltd. cv. sub. deb. 7 1/4s, 2006                                  1,462,000
                                                                                                       -------------
                                                                                                           5,099,688

Environmental Control  (1.8%)
--------------------------------------------------------------------------------------------------------------------
        1,300,000  OHM Corp. cv. sub. deb. 8s, 2006                                                        1,153,750
        1,300,000  Weston (Roy F.), Inc. cv. deb. 7s, 2002                                                 1,096,875
                                                                                                       -------------
                                                                                                           2,250,625

Food  (2.0%)
--------------------------------------------------------------------------------------------------------------------
        2,500,000  Chiquita Brands International, Inc. cv. sub. deb. 7s, 2001                              2,162,500
          400,000  Chiquita Brands International, Inc. 144A cv. sub deb. 7s, 2001                            346,000
                                                                                                       -------------
                                                                                                           2,508,500

Health Care  (5.1%)
--------------------------------------------------------------------------------------------------------------------
          500,000  Careline, Inc. cv. sr. sub. notes 8s, 2001                                                528,125
        2,500,000  Healthsource, Inc. 144A cv. sub. notes 5s, 2003                                         1,918,750
        2,250,000  Theratx Inc. cv. deb. 8s, 2002                                                          2,182,500
        1,550,000  Theratx Inc. 144A cv. sub. 8s, 2002                                                     1,488,000
          300,000  Quantum Health Resources, Inc. cv. deb. 4 3/4s, 2000                                      276,000
                                                                                                       -------------
                                                                                                           6,393,375

Paper and Forest Products  (1.0%)
--------------------------------------------------------------------------------------------------------------------
        1,500,000  Stone Container Corp. cv. sub. deb. 6 3/4s, 2007                                        1,260,000

Pharmaceuticals  (2.3%)
--------------------------------------------------------------------------------------------------------------------
        1,250,000  Ivax Corp. cv. deb. 6 1/2s, 2001                                                        1,121,875
          400,000  Pharmaceutical Marketing Services Inc. cv. notes 6 1/4s, 2003                             292,000
        2,150,000  Pharmaceutical Marketing Services Inc. 144A cv. deb. 6 1/4s, 2003                       1,529,188
                                                                                                       -------------
                                                                                                           2,943,063

Pipelines  (0.9%)
--------------------------------------------------------------------------------------------------------------------
          950,000  SFP Pipeline Holdings, Inc. var. rate exch. cv. deb. 10.42s, 2010 [2 DOUBLE DAGGERS]    1,140,000

Publishing  (1.0%)
--------------------------------------------------------------------------------------------------------------------
        3,850,000  Hollinger, Inc. cv. Liquid Yield Option Notes (LYON) zero %, 2013                       1,270,500

REITs(Real Estate Investment Trust)  (1.1%)
--------------------------------------------------------------------------------------------------------------------
          850,000  Alexander Haagen Properties cv. sub. deb. Ser. A, 7 1/2s, 2001                            773,500
          600,000  Liberty Property Trust cv. sub. deb. 8s, 2001                                             636,000
                                                                                                       -------------
                                                                                                           1,409,500

Real Estate  (1.3%)
--------------------------------------------------------------------------------------------------------------------
        1,750,000  Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                      1,627,500

Retail  (4.0%)
--------------------------------------------------------------------------------------------------------------------
        2,900,000  Baker (J.), Inc. cv. deb. 7s, 2002                                                      2,349,000
          550,000  Ingles Markets, Inc. cv. sub. deb. 10s, 2008                                              680,625
        2,550,000  Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                                       1,989,000
                                                                                                       -------------
                                                                                                           5,018,625

Specialty Consumer Products  (0.4%)
--------------------------------------------------------------------------------------------------------------------
          750,000  Bell Sports Corp. cv. sub. deb. 4 1/4s, 2000                                              551,250

Telecommunication  (0.1%)
--------------------------------------------------------------------------------------------------------------------
          300,000  Winstar Communications. Inc. 144A cv. sr. disc. notes stepped-coupon
                   zero % (14s, 10/15/00), 2005 ++                                                           189,000

Textiles  (0.9%)
--------------------------------------------------------------------------------------------------------------------
        1,000,000  Dixie Yarns, Inc. cv. deb. 7s, 2012                                                       790,000
          400,000  Fieldcrest Cannon, Inc. cv. sub. deb. 6s, 2012                                            294,000
                                                                                                       -------------
                                                                                                           1,084,000

Tobacco  (1.5%)
--------------------------------------------------------------------------------------------------------------------
        2,515,000  Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                    1,898,825
                                                                                                       -------------
                   Total Convertible Bonds and Notes  (cost $54,441,570)                                $ 57,675,577

CORPORATE BONDS AND NOTES  (34.1%) *
PRINCIPAL AMOUNT                                                                                               VALUE
Advertising  (0.8%)
--------------------------------------------------------------------------------------------------------------------
         $100,000  Lamar Advertising Co. sr. secd. notes 11s, 2003                                         $ 104,500
          475,000  Universal Outdoor, Inc. sr. notes stepped-coupon zero % (14s,
                   7/1/99), 2004 ++                                                                          380,000
          500,000  Universal Outdoor, Inc. sub. deb. 11s, 2003                                               537,500
                                                                                                       -------------
                                                                                                           1,022,000

Aerospace and Defense  (0.6%)
--------------------------------------------------------------------------------------------------------------------
          500,000  BE Aerospace sr. notes 9 3/4s, 2003                                                       510,000
          160,000  Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006                                      163,200
           50,000  Howmet Corp. sr. sub notes 10s, 2003                                                       52,500
           55,000  UNC, Inc. 144A sr. sub. notes 11s, 2006                                                    57,200
                                                                                                       -------------
                                                                                                             782,900

Agriculture  (0.9%)
--------------------------------------------------------------------------------------------------------------------
          585,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon Ser. B, zero %
                   (11 1/2s, 9/1/00), 2005 ++                                                                340,763
        1,385,000  PSF Finance (L.P.) sr. disc. notes stepped-coupon zero % (12s, 9/15/96), 2003
                   (acquired 3/15/95, cost $999,954)(In default) +(double dagger)++                          692,500
          250,000  PSF Finance (L.P.) sr. exch. notes 12 1/4s, 2004 (acquired 3/15/95, cost
                   $250,000)(In default) (double dagger)+                                                    136,550
                                                                                                       -------------
                                                                                                           1,169,813

Automotive (-%)
--------------------------------------------------------------------------------------------------------------------
           50,000  Delco Remy International, Inc. 144A sr. sub notes 10 5/8s, 2006                            50,999

Automotive Parts  (0.8%)
--------------------------------------------------------------------------------------------------------------------
           25,000  A.P.S. Inc. company guaranty 11 7/8s, 2006                                                 26,624
          750,000  Key Plastics Corp. sr. notes 14s, 1999                                                    774,375
          205,000  Lear Corp. sub. notes 9 1/2s, 2006                                                        211,150
                                                                                                       -------------
                                                                                                           1,012,149

Banking  (0.4%)
--------------------------------------------------------------------------------------------------------------------
          250,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                      243,750
          250,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                                     258,124

                                                                                                             501,874

Broadcasting  (1.9%)
--------------------------------------------------------------------------------------------------------------------
          100,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                        99,000
           40,000  Chancellor Broadcasting Co. sr. sub. notes 9 3/8s, 2004                                    39,000
          265,000  Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s, (13 1/4s,
                   5/1/98), 2003 ++                                                                          272,950
          250,000  Echostar Satellite Broadcast Corp. sr. disc. notes stepped-coupon zero %
                   (13 1/8s, 3/15/00), 2004 ++                                                               154,374
          250,000  Heritage Media Corp. sr. sub. notes 8 3/4s, 2006                                          232,500
          200,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                       185,000
          125,000  Orbcomm Global Capital Corp. 144A sr. notes 14s, 2004                                     125,313
          475,000  Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002                             494,000
          360,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                               366,300
          490,000  Telemedia Broadcasting Corp. 144A deb. stepped-coupon 3.8s (16s,
                   6/15/99), 2004 ++                                                                         442,838
                                                                                                       -------------
                                                                                                           2,411,275

Buses  (0.3%)
--------------------------------------------------------------------------------------------------------------------
           90,000  Blue Bird Body Co. sub. deb. Ser. B, 11 3/4s, 2002                                         93,600
          355,000  MCII Holding (USA), Inc. bonds zero %, 2002                                               275,125
                                                                                                       -------------
                                                                                                             368,725

Building Materials  (0.1%)
--------------------------------------------------------------------------------------------------------------------
          165,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                              176,137

Building Products  (0.5%)
--------------------------------------------------------------------------------------------------------------------
          250,000  American Standard, Inc. deb. 9 1/4s, 2016                                                 250,625
          150,000  Schuller International Corp. sr. notes 10 7/8s, 2004                                      162,750
          125,000  Triangle Pacific Corp. sr. notes 10 1/2s, 2003                                            130,938
           50,000  Waxman Industries Inc. sr. notes stepped-coupon Ser. B, zero % (12 3/4s,
                   6/1/99), 2004 ++                                                                           33,500
                                                                                                       -------------
                                                                                                             577,813

Building and Construction  (0.8%)
--------------------------------------------------------------------------------------------------------------------
           50,000  Miles Homes Services sr. notes 12s, 2001                                                   43,000
          500,000  NVR, Inc. sr. notes 11s, 2003                                                             515,000
          300,000  Presley Cos. sr. notes 12 1/2s, 2001                                                      287,250
          200,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                                         202,000
                                                                                                       -------------
                                                                                                           1,047,250

Business Services  (0.2%)
--------------------------------------------------------------------------------------------------------------------
          100,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                                99,500
           75,000  Pierce Leahy Corp. 144A sr. notes 11 1/8s, 2006                                            77,813
                                                                                                       -------------
                                                                                                             177,313

Cable Television  (2.0%)
--------------------------------------------------------------------------------------------------------------------
          250,000  Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005                                  231,250
          601,984  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 (2 double daggers)                   496,637
          200,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                       196,000
          300,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero %
                   (11 3/4s, 12/15/00), 2005 ++                                                              189,000
          548,920  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 (2 double daggers)                   513,240
          100,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. A, zero %
                   (12 3/4s, 4/15/00), 2005 ++                                                                66,500
           90,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B, zero %
                   (11 1/2s, 2/01/01), 2006 ++                                                                53,100
          250,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon zero % (13
                   1/2s, 8/1/99), 2004 ++                                                                    183,750
          860,000  Telewest Communications PLC deb. stepped-coupon zero % (11s, 10/1/00),
                   2007 (United Kingdom)++                                                                   531,050
                                                                                                       -------------
                                                                                                           2,460,527

Cellular Communications  (2.2%)
--------------------------------------------------------------------------------------------------------------------
          200,000  Cencall Communications Corp. sr. disc. notes stepped-coupon zero %
                   (10 1/8s, 1/15/99), 2004 ++                                                               127,000
          500,000  Comunicacion Celular bonds stepped-coupon zero % (13 1/8s, 11/15/00),
                   2003 (Colombia) ++                                                                        301,250
          250,000  Dial Call Communications, Inc. sr. disc. notes stepped-coupon zero %
                   (12 1/4s, 4/15/99), 2004 ++                                                               156,250
          550,000  Intercel, Inc. sr. disc. notes stepped-coupon zero % (12s, 5/1/01), 2006 ++               291,500
          325,000  Milicom International Cellular 144A sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 6/01/00), 2006 (Luxembourg) ++                                                  174,688
          750,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon zero % (9 3/4s,
                   2/15/99), 2004 ++                                                                         442,500
        1,000,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon zero % (11 1/2s,
                   9/1/98), 2003 ++                                                                          680,000
           80,000  Omnipoint Corp. 144A sr. notes 11 5/8s, 2006                                               80,600
          500,000  Pricellular Wireless sr. disc. notes stepped-coupon Ser. B, zero % (14s,
                   11/15/97), 2001 ++                                                                        460,000
                                                                                                       -------------
                                                                                                           2,713,788

Chemicals  (1.0%)
--------------------------------------------------------------------------------------------------------------------
          500,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                              478,750
          250,000  Arcadian Partner sr. notes 10 3/4s, 2005                                                  271,875
          250,000  G-I Holdings sr. notes Ser. B, 10s, 2006                                                  243,124
          250,000  Harris Chemical Corp. sr. secd. disc. notes 10 1/4s, 2001                                 250,000
           40,000  Texas Petrochemical 144A sr. sub. notes 11 1/8s, 2006                                      41,650
                                                                                                       -------------
                                                                                                           1,285,399

Computer Equipment  (0.3%)
--------------------------------------------------------------------------------------------------------------------
          400,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                         414,000

Conglomerates  (1.2%)
--------------------------------------------------------------------------------------------------------------------
          750,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                              750,000
          859,000  Talley Industries, Inc. sr. disc. deb. stepped-coupon zero % (12 1/4s,
                   10/15/98), 2005 ++                                                                        712,970
                                                                                                       -------------
                                                                                                           1,462,970

Consumer Durable Goods  (0.2%)
--------------------------------------------------------------------------------------------------------------------
          200,000  Remington Products Co. LLC 144A sr. sub. notes 11s, 2006                                  201,000

Consumer Services  (0.4%)
--------------------------------------------------------------------------------------------------------------------
          526,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                            553,615

Containers  (0.5%)
--------------------------------------------------------------------------------------------------------------------
          350,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                         371,000
          200,000  Four M Corp. 144A sr. notes 12s, 2006                                                     206,499
           30,000  Printpack, Inc. 144A sr. notes 10 5/8s, 2006                                               30,300
           60,000  Printpack, Inc. 144A sr. notes 9 7/8s, 2004                                                60,600
                                                                                                       -------------
                                                                                                             668,399

Electric Utilities  (1.2%)
--------------------------------------------------------------------------------------------------------------------
          600,000  First PV Funding deb. 10.15s, 2016                                                        631,500
          150,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                          167,250
          650,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                          689,813
                                                                                                       -------------
                                                                                                           1,488,563

Electronics  (0.5%)
--------------------------------------------------------------------------------------------------------------------
        1,000,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero %
                  (11 1/2s, 8/15/00), 2003 (Canada) ++                                                       565,000
           50,000  Moog, Inc. 144A sr. sub. notes 10s, 2006                                                   50,813
                                                                                                       -------------
                                                                                                             615,813

Entertainment  (0.9%)
--------------------------------------------------------------------------------------------------------------------
          400,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                           424,000
          500,000  Six Flags Corp. sr. sub. notes stepped-coupon zero % (12 1/4s, 6/15/98),
                   2005 ++                                                                                   425,000
          520,000  UIH  Australia/Pacific  144A sr. disc. notes zero % (14s, 5/15/01),
                   2006 (Australia) ++                                                                       257,400
                                                                                                       -------------
                                                                                                           1,106,400

Financial Services  (0.3%)
--------------------------------------------------------------------------------------------------------------------
          110,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                               109,449
          250,000  Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                                         252,500
                                                                                                       -------------
                                                                                                             361,949

Food  (0.7%)
--------------------------------------------------------------------------------------------------------------------
          404,000  Del Monte Corp. sub. notes 12 1/4s, 2002 (2 double daggers)                               391,880
          500,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                                  527,500
                                                                                                       -------------
                                                                                                             919,380

Gaming  (3.4%)
--------------------------------------------------------------------------------------------------------------------
          100,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                              99,000
          265,000  Argosy Gaming Co. 144A 1st. mtge 13 1/4s, 2004                                            255,063
          330,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                                        212,850
          120,000  Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000 +                                    82,800
           85,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                               85,424
           90,000  Casino Magic 1st mtge. 13s, 2003                                                           89,549
           45,000  Cobblestone Golf Group 144A sr. notes 11 1/2s, 2003                                        45,450
          150,000  Elsinore Corp. 1st mtge. 12 1/2s, 2000 (In Default) +                                     142,500
          250,000  Empress River Casino sr. notes 10 3/4s, 2002                                              268,125
           60,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                                        61,650
          250,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                               243,750
          450,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                            427,500
          475,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                                  467,875
          125,000  Louisiana Casino Cruises Corp. sr. sub. deb. 11 1/2s, 1998                                103,125
          550,000  Mohegan Tribal Gaming sr. notes Ser. B, 13 1/2s, 2002                                     684,750
          500,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                        477,500
          243,000  Trump Castle notes 11 1/2s, 2000                                                          243,000
          250,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                    288,750
                                                                                                       -------------
                                                                                                           4,278,661

Hospital Management and Medical Services  (0.9%)
--------------------------------------------------------------------------------------------------------------------
          500,000  Tenet Healthcare Corp. sr. sub. notes 10 1/8s, 2005                                       535,000
          250,000  Integrated Health Services sr. sub. notes 9 5/8s, 2002                                    251,250
          200,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                        210,000
          145,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                            146,450
                                                                                                       -------------
                                                                                                           1,142,700

Insurance  (0.3%)
--------------------------------------------------------------------------------------------------------------------
          200,000  Conseco Inc. sr. notes 10 1/2s, 2004                                                      226,622
          200,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                                  200,500
                                                                                                       -------------
                                                                                                             427,122

Lodging  (0.1%)
--------------------------------------------------------------------------------------------------------------------
           55,000  Wyndham Hotel Corp. sr. sub. notes 10 1/2s, 2006                                           56,375

Medical Supplies and Devices  (0.2%)
--------------------------------------------------------------------------------------------------------------------
          150,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                                   159,000
          100,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B, 10 3/4s, 2000                      98,500
                                                                                                       -------------
                                                                                                             257,500

Metals and Mining  (0.7%)
--------------------------------------------------------------------------------------------------------------------
          500,000  Ispat Mexicana, SA 144A deb. 10 3/8s, 2001 (Mexico)                                       487,500
          250,000  Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                             268,750
           75,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                                                 78,938
           95,000  Royal Oak Mines, Inc. 144A sr. sub. notes 11s, 2006 (Canada)                               95,000
                                                                                                       -------------
                                                                                                             930,188

Motion Picture Distribution  (0.8%)
--------------------------------------------------------------------------------------------------------------------
          600,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                                       655,500
          195,000  Cinemark Mexico notes 12s, 2003 (Mexico)                                                  180,375
          170,000  Cinemark USA 144A sr. sub. notes 9 5/8s, 2008                                             164,899
                                                                                                       -------------
                                                                                                           1,000,774

Office Equipment  (0.2%)
--------------------------------------------------------------------------------------------------------------------
          250,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                270,625

Oil and Gas  (1.8%)
--------------------------------------------------------------------------------------------------------------------
          350,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                                           366,625
           60,000  Cliffs Drilling Co. 144A sr. notes 10 1/4s, 2003                                           60,600
          140,000  Flores & Rucks, Inc. sr. notes 13 1/2s, 2004                                              163,100
          184,000  Maxus Energy Corp. deb. 11 1/4s, 2013                                                     188,140
          150,000  Maxus Energy Corp. notes 9 1/2s, 2003                                                     145,875
          250,000  OPI International sr. notes 12 7/8s, 2002                                                 276,250
           50,000  Transamerican Refining 1st mtge. Ser. 2, 16 1/2s, 2002                                     46,500
          350,000  Transamerican Refining 1st mtge. stepped-coupon Ser.1, zero %, (18 1/2s,
                   2/1/98), 2002                                                                             248,500
          750,000  Transtexas Gas Corp. sr. secd. notes 11 1/2s, 2002                                        781,875
                                                                                                       -------------
                                                                                                           2,277,465

Paging  (1.3%)
--------------------------------------------------------------------------------------------------------------------
          500,000  A+ Network Inc. sr. sub. notes 11 7/8s, 2005                                              465,000
          250,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                              191,250
          500,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                                   520,000
          500,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon zero % (15s,
                   2/1/00), 2005 ++                                                                          332,500
          100,000  Pronet, Inc. sub. notes 11 7/8s, 2005                                                      91,000
                                                                                                       -------------
                                                                                                           1,599,750

Paper and Forest Products  (0.7%)
--------------------------------------------------------------------------------------------------------------------
          175,000  Domtar Inc. deb. 9 1/2s, 2016 (Canada)                                                    179,374
          135,000  Florida Coast Paper LLC 144A 1st. mtge. 12 3/4s, 2003                                     142,088
          500,000  Gaylord Container Corp. sr. sub. disc. deb. 12 3/4s, 2005 ++                              532,500
                                                                                                       -------------
                                                                                                             853,962

Publishing  (0.5%)
--------------------------------------------------------------------------------------------------------------------
          100,000  Marvel Holdings, Inc. sr. notes Ser. B, zero %, 1998                                       76,750
          150,000  Marvel III Holdings, Inc. notes Ser. B, 9 1/8s, 1998                                      140,250
          500,000  Marvel Parent Holdings, Inc. sr. secd. disc. notes zero %, 1998                           380,000
                                                                                                       -------------
                                                                                                             597,000

Real Estate  (0.2%)
--------------------------------------------------------------------------------------------------------------------
          250,000  Chelsea Piers Ser. B, 1st mtge. stepped-coupon zero % (12 1/2s,
                   6/15/96), 2004 ++                                                                         233,750
           15,000  Chelsea Piers 144A Ser. B, 1st mtge. stepped-coupon zero% (11s,
                   6/15/99), 2009 ++                                                                          14,025
                                                                                                       -------------
                                                                                                             247,775

Retail  (2.0%)
--------------------------------------------------------------------------------------------------------------------
          410,000  Apparel Retailers, Inc. deb. stepped-coupon Ser. B, zero % (12 3/4s,
                   8/15/98), 2005 ++                                                                         321,850
          250,000  Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon zero % (12s,
                   5/1/98), 2005 ++                                                                          202,500
          185,000  Guitar Center Management 144A sr. notes 11s, 2006                                         187,313
          450,000  Kmart Corp. med. term notes Ser. C,  7.85s, 2002                                          393,890
          135,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                                                   140,738
          500,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                531,250
          250,000  Parisian, Inc. sr. sub. notes 9 7/8s, 2003                                                246,250
          100,000  Specialty Retailers, Inc. sr. sub. notes 11s, 2003                                        100,000
          400,000  Waban, Inc. sr. sub. notes 11s, 2004                                                      416,000
                                                                                                       -------------
                                                                                                           2,539,791

Specialty Consumer Products  (0.2%)
--------------------------------------------------------------------------------------------------------------------
          250,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                                                257,500

Supermarkets  (0.2%)
--------------------------------------------------------------------------------------------------------------------
          300,000  Ralphs Grocery sr. notes 10.45s, 2004                                                     295,500

Telecommunication  (1.5%)
--------------------------------------------------------------------------------------------------------------------
          250,000  American Communication Services, Inc. sr. disc. notes stepped-coupon zero %
                   (12 3/4s, 4/1/01), 2006 ++                                                                126,250
          200,000  Brooks Fiber Properties sr. disc. notes stepped-coupon zero % (10 7/8s,
                   3/1/01), 2006 ++                                                                          113,499
          250,000  GST Telecommunications, Inc. company guaranty stepped-coupon zero %
                   (13 7/8s, 12/15/00), 2005 ++                                                              132,500
          250,000  Hyperion Communication 144A sr. disc. notes stepped-coupon zero % (13s,
                   4/15/01), 2003 ++                                                                         135,624
          890,000  ICG Holding Inc. sr. disc. notes stepped-coupon zero % (13 1/2s,
                   9/15/00), 2005 ++                                                                         556,250
          250,000  Intermedia Communications of Florida sr. notes Ser. B, 13 1/2s, 2005                      283,125
          250,000  Nextlink Communications, Inc. 144A sr. notes 12 1/2s, 2006                                246,250
          600,000  Winstar Communications, Inc. sr. disc. notes stepped-coupon zero % (14s,
                   10/15/00), 2005 ++                                                                        331,500
                                                                                                       -------------
                                                                                                           1,924,998

Textiles  (0.3%)
--------------------------------------------------------------------------------------------------------------------
          165,000  Polysindo International Finance company guaranty 11 3/8s, 2006 (Indonesia)                166,238
          200,000  Reeves Industries Inc. sub. deb. 13 3/4s, 2001                                            179,500
                                                                                                       -------------
                                                                                                             345,738

Tobacco  (0.1%)
--------------------------------------------------------------------------------------------------------------------
          100,000  RJR Nabisco, Inc. notes 8 3/4s, 2007                                                       95,526
                                                                                                       -------------
                   Total Corporate Bonds and Notes  (cost $43,994,849)                                  $ 42,949,001

CONVERTIBLE PREFERRED STOCKS  (9.0%) *
NUMBER OF SHARES                                                                                               VALUE

Building and Construction  (0.3%)
--------------------------------------------------------------------------------------------------------------------
            8,400  Southdown, Inc. $2.875, cv. pfd.                                                        $ 375,900

Construction  (0.4%)
--------------------------------------------------------------------------------------------------------------------
           25,000  Perini Corp. $2.125, dep. shares cv. pfd.                                                 487,500

Food  (0.9%)
--------------------------------------------------------------------------------------------------------------------
          199,300  RJR Nabisco Holdings. Ser. C, $0.6012, sr. cv. pfd.                                     1,071,238

Insurance  (1.8%)
--------------------------------------------------------------------------------------------------------------------
           45,000  USF&G Corp. Ser. A, $4.10, cv. pfd.                                                     2,266,875

Oil and Gas  (3.3%)
--------------------------------------------------------------------------------------------------------------------
          130,864  Atlantic Richfield Co. $2.23, cv. pfd.                                                  2,993,514
           55,325  Santa Fe Energy Resources, Inc. $1.40, cv. pfd.                                         1,141,078
                                                                                                       -------------
                                                                                                           4,134,592

REITs(Real Estate Investment Trust)  (1.4%)
--------------------------------------------------------------------------------------------------------------------
           74,500  Oasis Residential, Inc. Ser. A, $2.25, cv. pfd.                                         1,806,625

Steel  (0.9%)
--------------------------------------------------------------------------------------------------------------------
           24,500  Armco, Inc. $4.50, cv. pfd.                                                             1,133,125
                                                                                                       -------------
                   Total Convertible Preferred Stocks  (cost $11,947,666)                               $ 11,275,855

PREFERRED STOCKS  (2.6%) *
NUMBER OF SHARES                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------
            3,126  Cablevision Systems Ser. M, $11.125 dep. shs. pfd. +                                    $ 293,063
            5,500  California Federal Bank Ser. B, $10.625, exch. pfd.                                       574,750
            2,000  El Paso Electric Co. $11.40  pfd. (2 double daggers) +                                    220,000
            4,000  First Nationwide Bank $11.50, pfd.                                                        432,000
            4,700  Fitzgeralds Gaming Co. $3.75 pfd. +                                                       108,100
           12,952  Foxmeyer Health Corp. Ser. A, $4.20, pfd. (2 double daggers)                              220,184
            4,235  K-III Communications Ser. B, $11.625 pfd. (2 double daggers)                              415,030
           14,900  SDW Hldgs Corp. 144A $3.50, pfd. +                                                        432,100
              511  Time Warner Inc. 144A, Ser. K, $10.25 pfd. +                                              518,665
                                                                                                       -------------
                   Total Preferred Stocks  (cost $3,387,432)                                             $ 3,213,892

UNITS  (2.2%) *
NUMBER OF UNITS                                                                                                VALUE
--------------------------------------------------------------------------------------------------------------------
               30  Celcaribe S.A. 144A units stepped-coupon zero % (13 1/2s,3/15/98), 2004 ++              $ 324,000
            1,015  Cellnet Data Systems Inc. 144A units stepped-coupon zero % (13s,
                   6/15/00), 2005 ++                                                                         771,400
               80  Cobblestone Holdings, Inc. 144A units zero %, 2004                                         30,600
              195  Diva Systems Corp. 144A units stepped-coupon zero % (13s, 5/15/01), 2006 ++               106,763
              400  Fitzgeralds Gaming Co. units 13s, 2002                                                    296,000
              350  Health-O-Meter Product units 13s, 2002                                                    378,000
              220  Interact Systems, Inc. 144A units stepped-coupon zero % (14s, 8/1/99),
                   2003 ++                                                                                   146,850
              105  International Wireless Communications units zero %, 2001                                   54,075
               65  Ionica PLC units 13 1/2s, 2006 (United Kingdom)                                            65,325
               75  Sterling Chemical Holdings units stepped-coupon zero % (13 1/2s, 8/15/01),
                   2008 ++                                                                                    42,000
              500  Terex Corp. 144A units 13 3/4s, 2002                                                      523,750
                                                                                                       -------------
                   Total Units  (cost $2,393,659)                                                        $ 2,738,763

COMMON STOCKS  (1.0%) *
NUMBER OF SHARES                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------
            6,303  Elsinore Corp. +                                                                          $ 1,379
           22,946  Freeport-McMoRan Copper & Gold Co., Inc. Class B                                          674,039
           23,860  Grand Union Co. (acquired various dates from 11/30/94 to 1/10/95 cost
                   $529,547)(double dagger) +                                     138,686
            1,885  IFINT Diversified Holdings 144A +                                                          92,601
           14,351  Lady Luck Gaming Corp. (acquired 11/4/93, cost $11,820)(double dagger)+                    43,950
           10,055  Loehmanns' Holdings, Inc. +                                                               211,532
              197  PMI Holdings Corp. 144A +                                                                  43,340
              144  Premium Holdings L.P. 144A +                                                                3,591
            3,750  Specialty Foods Corp. +                                                                     1,875
            1,602  Total Renal Care Holdings, Inc. +                                                          65,882
                                                                                                       -------------
                   Total Common Stocks  (cost $671,934)                                                  $ 1,276,875

WARRANTS  (0.2%) *+                                                                              PIRATION
NUMBER OF WARRANTS                                                                                   DATE      VALUE
--------------------------------------------------------------------------------------------------------------------
           15,000  Becker Gaming Corp. 144A                                                      11/15/00    $ 3,000
              620  Casino America, Inc.                                                          11/15/96         62
            4,980  Casino Magic Finance Corp.                                                    10/14/96        249
            3,806  Cinemark Mexico USA, Inc.                                                     8/1/03       35,263
              115  Commodore Media 144A                                                          5/1/00       14,950
              500  Communication Cellular 144A                                                   11/15/03     25,000
              500  County Seat Holdings, Inc.                                                    10/15/98      5,000
            5,001  Elsinore Corp.                                                                10/8/98         500
              200  Fitzgeralds Gaming Co. 144A (acquired 7/26/96, cost $-)(double dagger)        3/15/99          20
              175  Grand Union Co. (acquired 8/23/94, cost $70)(double dagger)                   6/16/00          56
              349  Grand Union Co. (acquired 8/24/93, cost $35)(double dagger)                   6/16/00          14
              250  Hyperion Telecommunication                                                    4/15/01       2,500
            1,617  Intelcom Group                                                                9/15/05      25,064
              250  Intermedia Communications 144A                                                6/1/00       10,000
              135  Louisiana Casino Cruises, Inc. 144A                                           12/1/98       2,025
              600  Miles Homes, Inc.                                                             4/1/97           75
              250  NEXTEL Communications Inc.                                                    4/25/99           5
              900  President Riverboat Casinos, Inc. 144A                                        9/23/96          45
            1,490  SDW Hldgs Corp. Ser. B 144A                                                   12/15/06     19,370
           10,000  Southdown, Inc.                                                               10/31/96     86,250
                9  Telemedia Broadcasting Corp. 144A                                             4/1/04        6,443
            2,700  UCC Investor Holding, Inc. (acquired 3/16/94, cost $35,100)(double dagger)    10/30/99     35,100
               21  Wright Medical Technology, Inc. 144A                                          6/30/03       2,669
                                                                                                       -------------
                   Total Warrants  (cost $255,486)                                                         $ 273,660

SHORT-TERM INVESTMENTS  (4.3%) * (cost $5,400,578)
PRINCIPAL AMOUNT                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------
       $5,400,578  Interest in $883,204,000 joint repurchase agreement dated August 30, 1996 with Goldman, Sachs & Co. due September 3, 1996 with respect to various
                   U.S. Treasury obligations-maturity value of $5,401,367 for an effective
                   yield of 5.26%                                                                        $ 5,400,578
--------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $122,493,174) ***                                           $ 124,804,201
--------------------------------------------------------------------------------------------------------------------

*                  Percentages indicated are based on net assets of $125,863,628.

***                The aggregate identified cost on a tax basis is $122,493,174, resulting in gross unrealized appreciation and depreciation of $11,791,800 and $9,480,773, respectively, or net unrealized appreciation of $2,311,027.

+                  Non-income-producing security.

++                 The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(double dagger)    Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 1996  was $1,046,876 or 0.8% of net assets.

(2 double daggers) Income may be received in cash or additional securities at the discretion of the issuer.

                   144A after the name of a security represents those exempt from registration under Rule 144A of the
                   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                   The rates shown on variable rate securities are the current interest rates at  August 31, 1996, which are subject to change based on the terms of the security.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1996

Assets
--------------------------------------------------------------------------------------------------
Investments in securities, at value  (identified cost $122,493,174) (Note 1)          $124,804,201
--------------------------------------------------------------------------------------------------
Cash                                                                                       137,505
--------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                2,261,602
--------------------------------------------------------------------------------------------------
Receivable for securities sold                                                             108,422
--------------------------------------------------------------------------------------------------
Total assets                                                                           127,311,730

Liabilities
--------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                      940,337
--------------------------------------------------------------------------------------------------
Payable for securities purchased                                                           164,028
--------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                               239,859
--------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                  277
--------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                 1,319
--------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  23,775
--------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      78,507
--------------------------------------------------------------------------------------------------
Total liabilities                                                                        1,448,102
--------------------------------------------------------------------------------------------------
Net assets                                                                            $125,863,628

Represented by
--------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       $123,719,565
--------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                               490,442
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                     (657,406)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               2,311,027
--------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding             $125,863,628

Computation of net asset value
--------------------------------------------------------------------------------------------------
Net asset value per share  ($125,863,628 divided by 13,272,242 shares)                       $9.48
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended August 31, 1996

Investment income:
------------------------------------------------------------------------------------
Interest                                                                 $11,476,132
------------------------------------------------------------------------------------
Dividends                                                                  1,416,499
------------------------------------------------------------------------------------
Total investment income                                                   12,892,631

Expenses:
------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                             947,376
------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                               166,607
------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                             12,759
------------------------------------------------------------------------------------
Administrative services (Note 2)                                               8,077
------------------------------------------------------------------------------------
Reports to shareholders                                                       29,596
------------------------------------------------------------------------------------
Registration fees                                                                450
------------------------------------------------------------------------------------
Auditing                                                                      50,739
------------------------------------------------------------------------------------
Legal                                                                         15,784
------------------------------------------------------------------------------------
Postage                                                                       75,699
------------------------------------------------------------------------------------
Exchange listing fees                                                         24,661
------------------------------------------------------------------------------------
Other                                                                          3,770
------------------------------------------------------------------------------------
Total expenses                                                             1,335,518
------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                   (41,631)
------------------------------------------------------------------------------------
Net expenses                                                               1,293,887
------------------------------------------------------------------------------------
Net investment income                                                     11,598,744
------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                           1,260,469
------------------------------------------------------------------------------------
Net unrealized depreciation on investments during the year                (1,728,563)
------------------------------------------------------------------------------------
Net loss on investments                                                     (468,094)
------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     $11,130,650
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                 Year ended            Year ended
                                                                                  August 31             August 31
                                                                                       1996                  1995
-----------------------------------------------------------------------------------------------------------------
Increase in net assets
-----------------------------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                           $11,598,744           $10,352,272
-----------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                  1,260,469               990,977
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                        (1,728,563)            4,638,534
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             11,130,650            15,981,783
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------------------------------------
From net investment income                                                      (11,263,468)          (11,163,497)
-----------------------------------------------------------------------------------------------------------------
Increase in capital share transactions from reinvestment of distributions         1,085,846             1,103,891
-----------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        953,028             5,922,177
-----------------------------------------------------------------------------------------------------------------
Net assets
-----------------------------------------------------------------------------------------------------------------
Beginning of year                                                               124,910,600           118,988,423
-----------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
$490,442 and $202,643, respectively)                                           $125,863,628          $124,910,600
-----------------------------------------------------------------------------------------------------------------
Number of fund shares
-----------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                          13,158,906            13,037,556
-----------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                      113,336               121,350
-----------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                                13,272,242            13,158,906
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                                       Year ended August 31
                                                                       ----------------------------------------------------
                                                                             1996                  1995                1994
                                                                       ----------------------------------------------------
Net asset value, beginning of year                                          $9.49                $9.13                $9.52
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .88                  .79                  .78
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.04)                 .42                 (.30)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .84                 1.21                  .48
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.85)                (.85)                (.87)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.85)                (.85)                (.87)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $9.48                $9.49                $9.13
---------------------------------------------------------------------------------------------------------------------------
Market value, end of year                                                 $10.125              $10.000               $9.750
---------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (%)(a)                              10.63                12.60                 6.84
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                   $125,864             $124,911             $118,988
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.06                 1.00                 1.04
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     9.19                 8.73                 8.23
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      56.82                61.19                52.10
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)


                                                                   -----------------------------------
                                                                             1993                 1992
                                                                   -----------------------------------
Net asset value, beginning of year                                          $8.49                $7.56
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                                                         .84                  .88
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       1.05                  .99
------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.89                 1.87
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net investment income                                                   (.84)                (.94)
------------------------------------------------------------------------------------------------------
In excess of net investment income                                           (.02)                  --
------------------------------------------------------------------------------------------------------
Total distributions                                                          (.86)                (.94)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $9.52                $8.49
------------------------------------------------------------------------------------------------------
Market value, end of year                                                 $10.000               $8.875
------------------------------------------------------------------------------------------------------
Total investment return at market value (%)(a)                              23.78                30.71
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                   $123,285             $108,909
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.03                 1.13
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     9.39                10.92
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      71.63                45.84
------------------------------------------------------------------------------------------------------


(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts. (See Note 2).




Notes to financial statements
August 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's primary investment objective is high current income; its secondary objective is capital appreciation. The fund invests in high-yielding convertible securities. The fund seeks to augment current income by investing in non-convertible securities, lower-rated, or non-rated debt securities, which are believed not to involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or brokers, approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At August 31, 1996, the fund had a capital loss carryover of approximately $657,000 available to offset future net capital gain, if any, which will expire on August 31, 1999.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of non-taxable dividends, defaulted bond interest, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1996, the fund reclassified $47,477 to decrease undistributed net investment income and $391,630 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $439,107. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1996, fund expenses were reduced by $41,631 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $820 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

Note 3
Purchase and sales of securities

During the year ended August 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $68,339,170 and $73,721,268, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.

The fund has designated 12.37% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.



Results of July 31, 1996 shareholder meeting

An annual meeting of shareholders of the fund was held on
July 11, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:
                                           Votes
                            Votes for     withheld
Jameson Adkins Baxter       7,595,480     230,274
Hans H. Estin               7,636,160     189,594
John A. Hill                7,640,710     185,044
Elizabeth T. Kennan         7,601,985     223,769
Lawrence J. Lasser          7,610,565     215,189
Robert E. Patterson         7,636,026     189,728
Donald S. Perkins           7,628,159     197,595
William F. Pounds           7,633,421     192,333
George Putnam               7,632,115     193,639
George Putnam, III          7,638,685     187,069
Eli Shapiro                 7,576,778     248,976
A.J.C. Smith                7,625,985     199,769
W. Nicholas Thorndike       7,610,451     215,303

A proposal to ratify Price Waterhouse LLP as auditors for the fund was approved as follows: 7,582,700 votes for, and 103,714 votes against, with 138,340 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
6,890,568 votes for, and 648,269 votes against, with 286,918 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to owning 10% of the voting securities of a single issuer was approved as follows: 6,665,284 votes for, and 832,274 votes against, with 328,196 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through repurchase agreements and securities loans was approved as follows: 6,563,544 votes for, and 881,463 votes against, with 380,747 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows: 6,663,041 votes for, and 829,158 votes against, with 333,554 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
6,782,287 votes for, and 653,293 votes against, with 390,174 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 6,630,507 votes for, and 801,081 votes against, with 394,166 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 6,368,013 votes for, and 1,090,042 votes against, with 367,699 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 6,480,483 votes for, and 994,492 votes against, with 350,779 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 6,409,381 votes for, and 1,059,850 votes against, with 356,523 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 6,578,663 votes for, and 925,782 votes against, with 321,309 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 6,720,192 votes for, and 768,899 votes against, with 336,663 abstentions and broker non-votes. All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Price Waterhouse LLP


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Charles G. Pohl
Vice President and Fund Manager

Jennifer E. Leichter
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

-------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
-------------------

27662-061   10/96